                                                                  Exhibit 10.10A


                               AMENDMENT NO. 1 TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT



            AMENDMENT NO. 1, dated as of June 26, 2000 (this "AMENDMENT") to that certain Revolving Credit and Term Loan Agreement dated as of June 29, 1999, as may be amended, modified, restated or supplemented from time to time (the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL, INC., BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders listed therein (collectively, the "LENDERS"), FLEET CAPITAL CORPORATION, as Administrative Agent for the Lenders (in such capacity, the "AGENT"), GMAC BUSINESS CREDIT, LLC, as documentation agent, and AMSOUTH BANK and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co-agents is made by, between and among the Borrowers, the Lenders and the Agent. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

            WHEREAS, the Borrowers have requested that the Lenders: (1) agree to amend the Loan Agreement to permit Penn Traffic to repurchase up to $10,000,000 of its common stock; and (2) make certain other amendments to the Loan Agreement.

            WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

            WHEREAS, the Agent and the Lenders wish to confirm the Commitments of the Lenders as of the date hereof.

            NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:


1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of June 26, 2000 (the "Effective Date"), subject to the fulfillment of the conditions under Section 6 hereof, as follows:

                  (i) Clause "(i)" of the definition of "Commitment" is amended to read as f"(i) set forth on Annex A hereto (with respect to Revolving Loans and Term Loans), subject to Section 11.13 hereof".

                  (ii) The reference to "the signature pages hereof" in clause
            (1) of the fifth sentence of Section 11.13(b) is amended to read "Annex A hereto".

                  (iii) The definition of "Pricing Grid" in Section 1.1 is
            hereby amended and restated in its entirety to read: "PRICING GRID" means the pricing grid (and subjoined text) attached hereto as Annex B.

                  (iv) The first sentence of Section 6.21 of the Loan Agreement is hereby amended and restated in its entirety to read: "None of the Borrowers and their subsidiaries owns any "margin stock" as such term is defined in Regulation U, as amended, of the Federal Reserve Board, other than capital stock of Penn Traffic repurchased pursuant to Section 8.2 hereunder."

                  (v) Section 7.3 of the Loan Agreement is amended to add the following subsection: "(o) Within 10 days thereof, any amendment or modification to the Senior Notes Indenture."

                  (vi) Section 8.2 of the Loan Agreement is hereby amended by adding the following sentence to the end thereof: "Notwithstanding the foregoing, if no Event or Event of Default has occurred and is continuing, Penn Traffic may repurchase its Capital Stock on the open market or in privately negotiated arm's-length transactions; PROVIDED, HOWEVER, that the aggregate purchase price for all such repurchases shall not exceed $10,000,000; and PROVIDED, FURTHER, that Penn Traffic shall give the Agent written notice within five
            (5) Business Days following any such repurchase if the purchase price for such repurchase plus the aggregate purchase price for all prior repurchases of the capital stock of Penn Traffic not previously reported shall exceed an aggregate of $1,000,000; and PROVIDED, FURTHER, that no such repurchase may be made in the event that such repurchase would not be permitted under the Senior Notes Indenture."

                  (vii) Annex B is replaced in its entirety with the revised
            Annex B attached hereto.


            2. REPRESENTATIONS AND WARRANTIES. As an inducement to the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Lenders and agrees with the Lenders as follows:

                  (a) It has the power and authority to enter into this
            Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

                  (b) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

            3. COMMITMENTS OF LENDERS. Each Lender party hereto, and the Agent, confirms that Annex A annexed hereto sets forth the Commitment of such Lender as of the date hereof. The Swing Line Lender confirms that the Commitment of the Swing Line Lender is as set forth in Section 2.12 of the Loan Agreement.

            4. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

            5. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

            6. EFFECTIVE DATE. This Agreement shall become effective on the Effective Date subject to the fulfillment of the following conditions:

                  (i) No Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

                  (ii) The Borrowers shall deliver to the Agent for the benefit of the Lenders an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel which opinion shall cover such matters as the Agent may reasonably request.

                  (iii) The Borrowers shall deliver to the Agent a certificate of the Borrowers' Chief Executive or Chief Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent shall reasonably request.

                  (iv) The Agent shall have received an original counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

            7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

            8. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                          BORROWERS:
                                          ----------

                                          THE PENN TRAFFIC COMPANY


                                          By:
                                              -------------------------------
                                              Title:

                                          DAIRY DELL, INC.


                                          By:
                                              -------------------------------
                                              Title:

                                          BIG M SUPERMARKETS, INC.


                                          By:
                                              -------------------------------
                                              Title:

                                          PENNY CURTISS BAKING COMPANY
                                          INC.


                                          By:
                                              -------------------------------
                                              Title:

                                          ADMINISTRATIVE AGENT:
                                          ---------------------

                                          FLEET CAPITAL CORPORATION


                                          By:
                                              -------------------------------
                                          Title:

                                          SWING LINE LENDER:
                                          ------------------

                                          FLEET CAPITAL CORPORATION


                                          By:
                                              -------------------------------
                                          Title:





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

                                         LENDERS:
                                         --------

                                         FLEET CAPITAL CORPORATION


                                         By:
                                             -------------------------------
                                             Title:


                                         GMAC BUSINESS CREDIT, LLC


                                         By:
                                             -------------------------------
                                             Title:


                                         AMSOUTH BANK


                                         By:
                                             -------------------------------
                                             Title:


                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION


                                         By:
                                             -------------------------------
                                             Title:


                                         HELLER FINANCIAL, INC.


                                         By:
                                             -------------------------------
                                             Title:


                                         LASALLE BUSINESS CREDIT, INC.


                                         By:
                                             -------------------------------
                                             Title:

                                         CITIZENS BUSINESS CREDIT COMPANY


                                         By:
                                             -------------------------------
                                             Title:

                                         THE CIT GROUP/BUSINESS CREDIT, INC.


                                         By:
                                             -------------------------------
                                             Title:


                                         IBJ WHITEHALL BUSINESS CREDIT
                                         CORPORATION


                                         By:
                                             -------------------------------
                                             Title:


                                         FOOTHILL CAPITAL CORPORATION


                                         By:
                                             -------------------------------
                                             Title:


                                         TRANSAMERICA BUSINESS CREDIT
                                         CORPORATION


                                         By:
                                             -------------------------------
                                             Title:

                                         DIME COMMERCIAL CORP.


                                         By:
                                             -------------------------------
                                             Title:

                                         SOVEREIGN BANK


                                         By:
                                             -------------------------------
                                             Title:


                                         THE PROVIDENT BANK


                                         By:
                                             -------------------------------
                                             Title:

                                                                         Annex A

                                   COMMITMENTS

                                   REVOLVING       A TERM        B TERM         TOTAL
           LENDER                  COMMITMENT    COMMITMENT     COMMITMENT    COMMITMENT
           ------                  ----------    ----------     ----------    ----------
Fleet Capital Corporation         $ 26,640,625   $ 8,125,000    $15,234,375  $ 50,000,000
GMAC Business Credit, LLC         $ 19,218,750   $ 3,750,000    $ 7,031,250  $ 30,000,000
AmSouth Bank                      $ 14,053,980   $ 2,742,880    $ 8,203,125  $ 24,999,985
Bank of America National Trust
and Savings Association           $ 22,421,875   $ 4,375,000    $ 8,203,125  $ 35,000,000
Foothill Capital Corporation      $ 19,218,750   $ 3,750,000    $ 7,031,250  $ 30,000,000
Heller Financial, Inc.            $ 16,015,625   $ 3,125,000    $ 5,859,375  $ 25,000,000
LaSalle Business Credit, Inc      $ 16,015,625   $ 3,125,000    $ 5,859,375  $ 25,000,000
CIT Group/Business Credit, Inc.   $ 16,015,625   $ 3,125,000    $ 5,859,375  $ 25,000,000
Citizens Business Credit          $  9,609,375   $ 1,875,000    $ 3,515,625  $ 15,000,000
IBJ Whitehall Business Credit
Corporation                       $  9,609,375   $ 1,875,000    $ 3,515,625  $ 15,000,000
Transamerica Business Credit
Corporation                       $ 15,000,000           -0-            -0-  $ 15,000,000
Dime Commercial Corp.             $  8,367,895   $ 1,632,120            -0-  $ 10,000,015
Sovereign Bank                    $  6,406,250   $ 1,250,000    $ 2,343,750  $ 10,000,000
The Provident Bank                $  6,406,250   $ 1,250,000    $ 2,343,750  $ 10,000,000
Total                             $205,000,000   $40,000,000    $75,000,000  $320,000,000






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




                                     ANNEX B

                                  PRICING GRID
                        (Rates and fees in basis points)

                            Revolving/Swing Line
                                   Loan               Term Loans A            Term Loans B
          Consolidated     ---------------------  ---------------------   -------------------
          Funded Debt                 Prime Rate             Prime Rate            Prime Rate   Unused
             Ratio         Libor +        +       Libor +        +        Libor +       +      Line Fee
             -----         -------    ----------  -------    ----------   -------  ----------  --------
Tier I:      4.75+          237.5        137.5      237.5      137.5        300        200      50
Tier II:  4.26 - 4.75       212.5        112.5      212.5      112.5        300        200      50
Tier III: 3.76 - 4.25       187.5         87.5      187.5       87.5        275        175      37.5
Tier IV:  3.26 - 3.75       162.5         62.5      162.5       62.5        275        175      25
Tier V:   Less than 3.25    150           50        150         50          275        175      25



            There will be no pricing adjustment prior to May 1, 2000 (the "Adjustment Date"). The initial review for pricing adjustment will occur following receipt of the Borrowers' financial statements delivered pursuant to
Section 7.2(a) for Fiscal Year 2000. Thereafter, rate adjustments based on the Pricing Grid will be made following receipt from the Borrowers of the financial statements delivered pursuant to Section 7.2(a) or 7.2(b), and of a request for a rate adjustment accompanied by a schedule reflecting the appropriate calculation.

            Quarterly adjustments based on the Pricing Grid shall occur 45 and 90 days after the end of the quarter or year-end, as appropriate, based on the financial statements for the corresponding periods respectively.

            Solely for the purposes of calculating Consolidated Funded Debt Ratio under this Pricing Grid for the first Fiscal Quarter of Fiscal Year 2001 and any subsequent Fiscal Quarter or Fiscal Year, Consolidated Funded Debt shall include the Undrawn Amount of all Letters of Credit outstanding on the date of determination.